UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 11, 2007
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                             AMERICAN BILTRITE INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                      1-4773                 04-1701350
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  (State or other jurisdiction          (Commission             (IRS Employer
       of Incorporation)                 File No.)           Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      On October 11, 2007, American Biltrite Inc. (the "Company") issued a press release announcing that the Company had filed that day its Form 10-Q for the period ended June 30, 2007 with the Securities and Exchange Commission (the "SEC") and that its consolidated financial results reported in its second quarter Form 10-Q filed that day with the SEC were the same as the preliminary results reported in a press release issued by the Company on August 10, 2007. A copy of that press release is being furnished to the SEC pursuant to this Item
2.02 of Form 8-K and is attached hereto as Exhibit 99.1

Item 8.01 Other Events.

      On October 11, 2007, the Company issued a press release, which is further referenced in Item 2.02 of this report. In that press release, the Company announced that it had filed that day its Form 10-Q for the period ended June 30, 2007 with the SEC. Previously, the Company had reported that it had received a letter from the American Stock Exchange ("AMEX") indicating that the Company was not in compliance with Sections 134 and 1101 of the AMEX Company Guide due to the fact that it had not yet filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 with the SEC. In the press release, the Company stated that, by filing its Form 10-Q, it expects to be in compliance with those sections of the AMEX Company Guide. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

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   EXHIBIT NO.                           DESCRIPTION
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       99.1         Press release dated October 11, 2007.
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 12, 2007                      AMERICAN BILTRITE INC.


                                             By: /s/ Howard N. Feist III
                                                 --------------------------
                                                 Name:  Howard N. Feist III
                                                 Title:  Chief Financial Officer

                                  EXHIBIT INDEX

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   EXHIBIT NO.                           DESCRIPTION
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       99.1         Press release dated October 11, 2007.
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